SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2002

Micromuse Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street
San Francisco, California 94107
(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600
(Registrant’s Telephone Number, Including Area Code)

Item 2.    Acquisition or Disposition of Assets.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on July 24, 2002, to include the financial statement information indicated in Item 7 below. The Form 8-K filed on July 24, 2002, reported the following acquisition, and undertook in Item 7 thereof to report certain financial information no later than the date required by Item 7 of Form 8-K.

On July 24, 2002, Micromuse Inc. (“Registrant”) announced that, as at 3:00 p.m. (London time), 10:00 a.m. (New York City time) on Tuesday, July 23, 2002, pursuant to the first closing date of the recommended cash offer (the “Offer”) made by Micromuse UK Limited, a wholly-owned subsidiary of Registrant, and (outside the United States) by Credit Suisse First Boston (Europe) Limited on its behalf, for the whole of the issued and to be issued share capital of RiverSoft plc (“RiverSoft”) for 17.75 pence per share, as set out in the previously announced offer document dated June 24, 2002 (the “Offer Document”), valid acceptances of the Offer had been received in respect of 221,746,021 RiverSoft shares, representing in aggregate approximately 90.8 per cent of RiverSoft’s total issued share capital.

Registrant also announced that all of the conditions of the Offer were then satisfied or waived and, accordingly, the Offer was then declared unconditional in all respects.

Item 7.    Financial Statements and Exhibits.

(a)    FINANCIAL STATEMENTS.

Included herein as Exhibit 99.4 to this Current Report on Form 8-K/A, which is incorporated into this document by reference, are the consolidated balance sheets of RiverSoft plc and subsidiaries as of December 31, 2001 and 2000, and the related consolidated profit and loss accounts, consolidated cash flow statements, consolidated statements of total recognised gains and losses and reconciliations of movements in consolidated equity shareholders’ funds along with the accompanying notes to the financial statements.

(b)    PRO FORMA FINANCIAL INFORMATION.

The following documents appear as Exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

•	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2002;

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended September 30, 2001;

•	Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the nine months ended June 30, 2002;

•	Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Information.

(c)    EXHIBITS

The following documents are filed as exhibits to this report:

Exhibit Number

23.1		Consent of Independent Accountants.

99.1	(1)	Press Release issued in the United Kingdom on July 24, 2002.

99.2	(1)	Media Advisory issued in the United States on July 24, 2002.

99.3	(1)
Offer Document, pursuant to which Micromuse U.K. Limited commenced a cash tender offer to acquire all of the issued and to be issued share capital of RiverSoft plc. (Incorporated by reference to Exhibit 99.1 to Registrant’s Current Report on Form 8-K, filed with the SEC on June 25, 2002).

99.4
Balance sheets of RiverSoft plc as of December 31, 2000 and 2001, and the related consolidated profit and loss accounts, cash flow statements, statements of total recognised gains and losses and reconciliations of movements in consolidated equity shareholders’ funds for the years then ended.

99.5
Unaudited condensed combined pro forma statement of operations for the nine months ended June 30, 2002 and for the most recent fiscal year end and the unaudited condensed combined pro forma balance sheet as of June 30, 2002.

(1)	Incorporated by reference from the Registrant’s Form 8-K as filed with the SEC on July 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMUSE INC.
(Registrant)

Date:    September 20, 2002

By:	/s/ JAMES B. DE GOLIA
Name:	James B. De Golia
Title:	Senior Vice President and Secretary